Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Terry Bassham
Terry Bassham

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Mark A. Ruelle
Mark A. Ruelle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Mollie H. Carter
Mollie H. Carter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Charles Q. Chandler
Charles Q. Chandler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Gary D. Forsee
Gary D. Forsee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Scott D. Grimes
Scott D. Grimes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Richard L. Hawley
Richard L. Hawley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Thomas D. Hyde
Thomas D. Hyde

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Anthony Isaac
Anthony Isaac

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Sarah A. J. Lawrence
Sarah A. J. Lawrence

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Ann D. Murtlow
Ann D. Murtlow

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ Sandra J. Price
Sandra J. Price

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ John J. Sherman
John J. Sherman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2018.

/s/ S. Carl Soderstrom, Jr.
S. Carl Soderstrom, Jr.